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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-14023 (Commission File Number)	23-2947217 (IRS Employer Identification Number)
8815 Centre Park Drive, Suite 400 Columbia, Maryland 21045 (Address of principal executive offices)

(410) 730-9092
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

        The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

Exhibit Number	Description
99.1	Supplemental information dated March 31, 2003 for Corporate Office Properties Trust.

Item 9.    Regulation FD Disclosure (including information provided under Item 12, "Results of Operations and Financial Condition")

        The following information is furnished to the Commission under both Item 9 and Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No., 33-8216, March 27, 2003).

        In connection with its release of earnings on April 23, 2003, the Registrant is making available certain additional information pertaining to its properties and operations as of and for the period ended March 31, 2003. This information is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

        The Registrant intends to use non-GAAP financial measures in earnings press releases and information filed and furnished with the Securities and Exchange Commission. The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts ("REITs"). A description of these measures and the reasons why the Registrant believes such measures are useful are set forth below.

Funds from operations ("FFO")

        FFO means net income (loss) computed using GAAP, excluding gains (or losses) from debt restructuring and sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures, although FFO includes gains from the sales of real estate to the extent such gains related to sales of non-operating properties and development services provided on operating properties. Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time. The National Association of Real Estate Investment Trusts ("NAREIT") stated in its April 2002 White Paper on Funds from Operations "since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." As a result, the concept of FFO was created by NAREIT for the REIT industry to "address this problem." Since the Registrant agrees with the concept of FFO and appreciates the reasons surrounding its creation, it believes that FFO is an important supplemental measure of operating performance. In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes FFO is a useful supplemental measure for comparing the Registrant's results to those of other equity REITs. The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Adjusted funds from operations ("AFFO")

        AFFO is FFO, adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with Statement of Financial Accounting Standards No. 141, "Business Combinations") and recurring capital expenditures (most capitalized fixed asset expenditures and leasing costs incurred for operating real estate properties). The Registrant believes that AFFO is an important supplemental measure of operating performance for an equity REIT because it provides investors with an indication of its ability to incur and service debt and to fund dividends and other cash needs. In addition, since most equity REITs provide AFFO information to the investment community, the Registrant believes AFFO is a useful supplemental measure for comparing the Registrant to other equity REITs. The Registrant believes that net income is the most directly comparable GAAP measure to AFFO.

Net operating income ("NOI")

        NOI is total rental revenue associated with real estate operations adjusted for total property expenses from real estate operations; total property expenses, as used in this definition, does not include depreciation, amortization or interest expense associated with real estate operations. The Registrant believes that NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it provides a measure of the core operations, rather than factoring in depreciation and amortization, as well as financing and general and administrative expenses; this measure is particularly useful in the opinion of the Registrant in evaluating the performance of geographic segments, same-office property groupings and individual properties. The Registrant believes that the line entitled earnings from real estate operations before equity in income of unconsolidated real estate joint ventures on the Registrant's Consolidated Statements of Operations is the most directly comparable GAAP measure to NOI.

Cash Net Operating Income ("Cash NOI")

        Cash NOI is total NOI (defined above) adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of value assigned to in-place operating leases of acquired properties in connection with Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141")). Under GAAP, rental revenue is recognized evenly over the term of tenant leases. Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue. Since some leases provide for periods under the lease where rental concessions are provided for the tenant, the effect of accounting under GAAP is to move rental revenue to such periods. Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases. The Registrant believes that Cash NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it makes adjustments to NOI for revenue that is not associated with cash to the Registrant. The measure is similarly useful to NOI in the opinion of the Registrant in evaluating and comparing the performance of geographic segments, same-office property groupings and individual properties, although, since it adjusts for noncash items, it provides investors with a further indication of the Registrant's ability to incur and service debt and to fund dividends and other cash needs. The Registrant believes that the line entitled earnings from real estate operations before equity in income of unconsolidated real estate joint ventures on the Registrant's Consolidated Statements of Operations is the most directly comparable GAAP measure to Cash NOI.

Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")

        EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties) and minority interests. The Registrant believes that EBITDA is an important supplemental measure of performance for a REIT's operating real estate because it provides a further tool to evaluate the Registrant's ability to incur and service debt and to fund dividends and other cash needs that the previously described non-GAAP measures do not provide. The Registrant believes that net income is the most directly comparable GAAP measure to EBITDA.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003

CORPORATE OFFICE PROPERTIES TRUST
By:	/s/ RANDALL M. GRIFFIN
Name:	Randall M. Griffin
Title:	President and Chief Operating Officer
By:	/s/ ROGER A. WAESCHE, JR.
Name:	Roger A. Waesche, Jr.
Title:	Chief Financial Officer

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure (including information provided under Item 12, "Results of Operations and Financial Condition")
SIGNATURES